Exhibit 10.34

SECOND AMENDMENT TO MASTER LEASE

THIS SECOND AMENDMENT TO MASTER LEASE (this “Amendment”) is made and entered into this 8th day of June, 2016, by and among MRT of La Mesa CA – SNF, LLC, MRT of National City CA – SNF I, LLC, MRT of National City CA – SNF II , LLC, MRT of Upland CA – SNF/ALF, LLC, and MRT of San Diego CA – SNF, LLC, each, a Delaware limited liability company (collectively, the “Landlord”), and GHC of La Mesa, LLC, GHC of National City II, LLC, GHC of National City I, LLC, GHC of Upland SNF, LLC, GHC of Upland RCFE, LLC, and GHC of Kearny Mesa, LLC, each, a California limited liability company (collectively, the “Tenant”).

W  I  T  N  E  S  S   E  T  H:

WHEREAS, MRT of La Mesa CA – SNF, LLC, MRT of National City CA – SNF I, LLC, MRT of National City CA – SNF II , LLC, MRT of San Diego CA – SNF, LLC, and MRT of Upland CA – SNF/ALF, LLC (collectively, the “Landlord”), and GHC of La Mesa, LLC, GHC of National City II, LLC, GHC of National City I, LLC, GHC of Upland SNF, LLC, and GHC of Upland RCFE (collectively, the “Tenant”), are parties to that certain Master Lease, dated March 31, 2015 (as amended, the “Master Lease”), pursuant which Landlord leases five skilled nursing facilities and one residential care facility for the elderly located in California to Tenant, as more particularly described therein;

WHEREAS, pursuant to Article 36 of the Master Lease, which was added by the First Amendment to Master Lease, dated October 1, 2015 (the “First Amendment”), Landlord agreed to make available to Tenant a renovation fund of up to $2,000,000 (the “Kearny Mesa Fund”) for possible use by Tenant with respect to the Kearny Mesa Facility;

WHEREAS, Tenant has informed Landlord that it will not be requesting or utilizing any Kearny Mesa Advances at any time, and, accordingly, the parties have agreed to amend the Master Lease to remove the provision for the Kearny Mesa Fund; and

WHEREAS, all capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Master Lease.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, it is hereby mutually agreed as follows:

1.	Amendments to Master Lease. Effective as of the date hereof, the Master Lease is hereby amended as follows:

1.1	Base Rent. The first two sentences in Section 4.1 of the Master Lease (i.e., as provided in the First Amendment) are hereby deleted in their entirety and substituted with the following sentence:

“Tenant shall pay to Landlord rental (“Base Rent”) for the Demised Premises and the Personal Property, over and above all other and additional payments to be made by Tenant as provided in this Lease, in an amount per annum equal to (i) the aggregate Purchase Price paid by Landlord for the Leased Property pursuant to the Purchase Agreement, multiplied by (ii) eight and 75/100 percent (8.75%).”

1.2	Kearny Mesa Advances. Article 36 of the Master Lease is hereby deleted in its entirety.

2.	References to Master Lease. The Master Lease and any and all other documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Master Lease are hereby amended so that any reference in the Master Lease or in such other documents to the “Master Lease” or to the “Lease” shall mean a reference to the Master Lease as amended hereby.

3.	Confirmation and Release. Except as specifically set forth herein, all other terms and conditions of the Master Lease shall remain unmodified and in full force and effect, the same being confirmed and republished hereby. In the event of any conflict between the terms of the Master Lease and the terms of this Amendment, the terms of this Amendment shall control.

4.	Counterparts. This Amendment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument and any of the parties or signatories hereto may execute this Amendment by signing any such counterpart. Copies of original signatures sent by facsimile, portable document format (.pdf), or other electronic imaging means shall be deemed to be originals for all purposes of this Amendment.

5.	Successors and Assigns. Except as otherwise provided in the Master Lease and the Lease Guaranty, Tenant may not assign, delegate or transfer this Amendment or any document delivered in connection herewith or any of its rights or obligations thereunder. No rights are created under this Amendment or any document delivered in connection herewith for the benefit of any third party. This Amendment shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

[Signature pages follow this page]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be executed by persons duly authorized thereunto as of the day and year first above written.

LANDLORD:

MRT of La Mesa CA – SNF, LLC,
a Delaware limited liability company

By:	/s/ Jeffery C. Walraven
Print Name: Jeffery C. Walraven
Title: EVP and Chief Financial Officer

MRT of National City CA – SNF I, LLC,
a Delaware limited liability company

By:	/s/ Jeffery C. Walraven
Print Name: Jeffery C. Walraven
Title: EVP and Chief Financial Officer

MRT of National City CA – SNF II , LLC,
a Delaware limited liability company

By:	/s/ Jeffery C. Walraven
Print Name: Jeffery C. Walraven
Title: EVP and Chief Financial Officer

MRT of Upland CA – SNF/ALF, LLC,
a Delaware limited liability company

By:	/s/ Jeffery C. Walraven
Print Name: Jeffery C. Walraven
Title: EVP and Chief Financial Officer

MRT of San Diego CA – SNF, LLC,
a Delaware limited liability company

By:	/s/ Jeffery C. Walraven
Print Name: Jeffery C. Walraven
Title: EVP and Chief Financial Officer

Signature Page to Second Amendment to Master Lease

TENANT:

GHC OF LA MESA, LLC,
a California limited liability company

By: Life Generations Healthcare LLC,
its Manager

By:	/s/ Thomas Olds, Jr.
Name: Thomas Olds, Jr.
Title: President and Chief Executive Officer

By:	/s/ Lois Mastrocola
Name: Lois Mastrocola
Title: Chief Financial Officer

GHC OF NATIONAL CITY II, LLC,
a California limited liability company

By: Life Generations Healthcare LLC,
its Manager

By:	/s/ Thomas Olds, Jr.
Name: Thomas Olds, Jr.
Title: President and Chief Executive Officer

By:	/s/ Lois Mastrocola
Name: Lois Mastrocola
Title: Chief Financial Officer

GHC OF NATIONAL CITY I, LLC,
a California limited liability company

By: Life Generations Healthcare LLC,
its Manager

By:	/s/ Thomas Olds, Jr.
Name: Thomas Olds, Jr.
Title: President and Chief Executive Officer

By:	/s/ Lois Mastrocola
Name: Lois Mastrocola
Title: Chief Financial Officer

Signature Page to Second Amendment to Master Lease

GHC OF UPLAND RCFE, LLC,
a California limited liability company

By: Life Generations Healthcare LLC,
its Manager

By:	/s/ Thomas Olds, Jr.
Name: Thomas Olds, Jr.
Title: President and Chief Executive Officer

By:	/s/ Lois Mastrocola
Name: Lois Mastrocola
Title: Chief Financial Officer

GHC OF UPLAND SNF, LLC,
a California limited liability company

By: Life Generations Healthcare LLC,
its Manager

By:	/s/ Thomas Olds, Jr.
Name: Thomas Olds, Jr.
Title: President and Chief Executive Officer

By:	/s/ Lois Mastrocola
Name: Lois Mastrocola
Title: Chief Financial Officer

GHC OF KEARNY MESA, LLC,
a California limited liability company

By: Life Generations Healthcare LLC,
its Manager

By:	/s/ Thomas Olds, Jr.
Name: Thomas Olds, Jr.
Title: President and Chief Executive Officer

By:	/s/ Lois Mastrocola
Name: Lois Mastrocola
Title: Chief Financial Officer

Signature Page to Second Amendment to Master Lease